Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	617-274-7130
gsorice@akamai.com	tbarth@akamai.com

AKAMAI REPORTS FIRST QUARTER 2020 FINANCIAL RESULTS

First quarter revenue of $764 million, up 8% year-over-year and up 9% when adjusted for foreign exchange*

Cloud Security Solutions revenue grew 26% year-over-year and 28% when adjusted for foreign exchange*

GAAP EPS of $0.75, up 15% year-over-year, and non-GAAP EPS* of $1.20, up 9% year-over-year

CAMBRIDGE, Mass. – April 28, 2020 – Akamai (NASDAQ: AKAM), the intelligent edge platform for securing and delivering digital experiences, today reported financial results for the first quarter ended March 31, 2020.

“During these unprecedented times, I am very proud of how Akamai employees continue to support our customers, our communities, and each other, and my heart goes out to those most deeply impacted by the COVID-19 crisis,” said Dr. Tom Leighton, CEO of Akamai. “We achieved excellent results in the first quarter driven by continued strength in our security solutions and stronger than expected traffic growth. Akamai’s Intelligent Edge Platform is uniquely positioned to help the Internet scale quickly and is a lifeline for organizations and people around the globe during this challenging time.”

Akamai delivered the following financial results for the first quarter ended March 31, 2020:

Revenue: Revenue was $764 million, an 8% increase over first quarter 2019 revenue of $707 million and a 9% increase when adjusted for foreign exchange.*

Revenue by Division(1):

•Web Division revenue was $406 million, up 8% year-over-year and up 10% when adjusted for foreign exchange*
•Media and Carrier Division revenue was $358 million, up 8% year-over-year and up 9% when adjusted for foreign exchange*

Revenue from Cloud Security Solutions(2):

•Cloud Security Solutions revenue was $240 million, up 26% year-over-year and up 28% when adjusted for foreign exchange*

Revenue from Internet Platform Customers(3):

•Revenue from Internet Platform Customers was $45 million, down 5% year-over-year and when adjusted for foreign exchange*
•Revenue excluding Internet Platform Customers was $720 million, up 9% year-over-year and up 10% when adjusted for foreign exchange*

Revenue by Geography:

•U.S. revenue was $429 million, up 3% year-over-year
•International revenue was $335 million, up 16% year-over-year and up 19% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $152 million, a 13% increase from first quarter 2019. GAAP operating margin for the first quarter was 20%, up 1 percentage point from the same period last year.

Non-GAAP income from operations* was $230 million, a 9% increase from first quarter 2019. Non-GAAP operating margin* for the first quarter was 30%, consistent with the same period last year.

Net income: GAAP net income was $123 million, a 15% increase from first quarter 2019. Non-GAAP net income* was $196 million, an 8% increase from first quarter 2019.

EPS: GAAP EPS was $0.75 per diluted share, a 15% increase from first quarter 2019 and a 19% increase when adjusted for foreign exchange.* Non-GAAP EPS was $1.20 per diluted share, a 9% increase from first quarter 2019 and an 11% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $327 million, a 9% increase from first quarter 2019. Adjusted EBITDA margin* for the first quarter was 43%, up 1 percentage point from the same period last year.

Supplemental cash information: Cash from operations for the first quarter of 2020 was $223 million, or 29% of revenue. Cash, cash equivalents and marketable securities was $2.2 billion as of March 31, 2020.

Share repurchases: Akamai spent $81 million in the first quarter of 2020 to repurchase 0.9 million shares of its common stock at an average price of $92.45 per share. The Company had 162 million shares of common stock outstanding as of March 31, 2020.

* See Use of Non-GAAP Financial Measures below for definitions

(1)    Revenue by Division – A customer-focused reporting view that reflects revenue from customers that are managed by the division

(2) Revenue from Cloud Security Solutions – A product-focused reporting view that reflects revenue from Cloud Security Solutions separately from all other solution categories

(3) Revenue from Internet Platform Customers – Revenue from six customers that are large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 9227959. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 9227959. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai secures and delivers digital experiences for the world’s largest companies. Akamai’s intelligent edge platform surrounds everything, from the enterprise to the cloud, so customers and their businesses can be fast, smart and secure. Top brands globally rely on Akamai to help them realize competitive advantage through agile solutions that extend the power of their multi-cloud architectures. Akamai keeps decisions, apps and experiences closer to users than anyone – and attacks and threats far away. Akamai’s portfolio of edge security, web and mobile performance, enterprise access and video delivery solutions is supported by unmatched customer service, analytics and 24/7/365 monitoring. To learn why the world’s top brands trust Akamai, visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	March 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$384,103	$393,745
Marketable securities	865,168	1,143,249
Accounts receivable, net	613,809	551,943
Prepaid expenses and other current assets	151,504	142,676
Total current assets	2,014,584	2,231,613
Marketable securities	961,150	835,384
Property and equipment, net	1,180,550	1,152,153
Operating lease right-of-use assets	738,176	758,450
Acquired intangible assets, net	205,486	179,431
Goodwill	1,594,197	1,600,265
Deferred income tax assets	80,037	76,528
Other assets	173,776	173,062
Total assets	$6,947,956	$7,006,886
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$114,100	$138,946
Accrued expenses	265,442	334,861
Deferred revenue	99,101	71,223
Operating lease liabilities	141,876	139,463
Other current liabilities	9,728	8,843
Total current liabilities	630,247	693,336
Deferred revenue	4,182	4,368
Deferred income tax liabilities	29,049	29,187
Convertible senior notes	1,856,287	1,839,791
Operating lease liabilities	673,029	692,181
Other liabilities	82,944	90,065
Total liabilities	3,275,738	3,348,928
Total stockholders' equity	3,672,218	3,657,958
Total liabilities and stockholders' equity	$6,947,956	$7,006,886

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(in thousands, except per share data)	March 31, 2020	December 31, 2019	March 31, 2019
Revenue	$764,302	$772,123	$706,508
Costs and operating expenses:
Cost of revenue(1) (2)	268,582	257,750	240,743
Research and development(1)	71,224	68,898	66,141
Sales and marketing(1)	123,786	140,243	126,276
General and administrative(1) (2)	127,361	149,926	122,835
Amortization of acquired intangible assets	10,434	9,710	9,599
Restructuring charge	10,585	10,274	6,389
Total costs and operating expenses	611,972	636,801	571,983
Income from operations	152,330	135,322	134,525
Interest income	7,043	11,402	8,635
Interest expense	(17,205)	(16,675)	(12,116)
Other (expense) income, net	(4,108)	(609)	511
Income before provision for income taxes	138,060	129,440	131,555
Provision for income taxes	(14,292)	(10,632)	(24,425)
(Loss) income from equity method investment	(622)	292	—
Net income	$123,146	$119,100	$107,130

Net income per share:
Basic	$0.76	$0.74	$0.66
Diluted	$0.75	$0.73	$0.65

Shares used in per share calculations:
Basic	161,992	161,737	163,236
Diluted	163,684	163,930	164,787

(1) Includes stock-based compensation (see supplemental table for figures)
(2)  Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019	March 31, 2019
Cash flows from operating activities:
Net income	$123,146	$119,100	$107,130
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	116,208	115,800	108,205
Stock-based compensation	47,493	46,878	45,305
(Benefit) provision for deferred income taxes	(2,888)	(23,648)	8,982
Amortization of debt discount and issuance costs	15,633	15,096	11,618
Other non-cash reconciling items, net	12,052	4,750	(121)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(73,913)	(26,327)	(43,766)
Prepaid expenses and other current assets	(10,434)	23,352	(13,029)
Accounts payable and accrued expenses	(27,458)	38,210	(85,366)
Deferred revenue	26,989	(30,261)	29,286
Other current liabilities	928	4,620	(9,473)
Other non-current assets and liabilities	(4,513)	(5,430)	2,079
Net cash provided by operating activities	223,243	282,140	160,850
Cash flows from investing activities:
Cash received (paid) for business acquisitions, net of cash acquired	106	(43,920)	(121,464)
Cash paid for asset acquisition	(36,376)	—	—
Cash paid for equity method investment	—	—	(40,213)
Purchases of property and equipment and capitalization of internal-use software development costs	(215,429)	(133,666)	(142,429)
Purchases of short- and long-term marketable securities	(389,779)	(616,585)	(10,625)
Proceeds from sales and maturities of short- and long-term marketable securities	530,816	205,903	548,037
Other non-current assets and liabilities	(76)	(1,496)	2,935
Net cash (used in) provided by investing activities	(110,738)	(589,764)	236,241
Cash flows from financing activities:
Repayment of convertible senior notes	—	—	(690,000)
Proceeds from the issuance of common stock under stock plans	19,546	13,908	19,774
Employee taxes paid related to net share settlement of stock-based awards	(50,835)	(14,150)	(38,639)
Repurchases of common stock	(80,550)	(42,731)	(34,872)
Other non-current assets and liabilities	—	—	(1,558)
Net cash used in financing activities	(111,839)	(42,973)	(745,295)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(8,983)	5,116	1,601
Net decrease in cash, cash equivalents and restricted cash	(8,317)	(345,481)	(346,603)
Cash, cash equivalents and restricted cash at beginning of period	394,146	739,627	1,036,987
Cash, cash equivalents and restricted cash at end of period	$385,829	$394,146	$690,384

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY DIVISION

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019 (1)	March 31, 2019 (1)
Web Division	$405,995	$416,830	$374,202
Media and Carrier Division	358,307	355,293	332,306
Total revenue	$764,302	$772,123	$706,508
Revenue growth rates year-over-year:
Web Division	8%	9%	7%
Media and Carrier Division	8	8	5
Total revenue	8%	8%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	10%	9%	9%
Media and Carrier Division	9	8	7
Total revenue	9%	9%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM CLOUD SECURITY SOLUTIONS

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019	March 31, 2019
Cloud Security Solutions	$240,300	$237,913	$190,093
CDN and other solutions	524,002	534,210	516,415
Total revenue	$764,302	$772,123	$706,508

Revenue growth rates year-over-year:
Cloud Security Solutions	26%	29%	27%
CDN and other solutions	1	1	—
Total revenue	8%	8%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Cloud Security Solutions	28%	29%	29%
CDN and other solutions	2	1	2
Total revenue	9%	9%	8%

(1) As of January 1, 2020, Akamai reassigned some of its customers between the Media and Carrier Division and the Web Division and revised historical results in order to reflect the most recent categorization and to provide a comparable view for all periods presented. As the purchasing patterns and required account expertise of customers change over time, Akamai may reassign a customer's division from one to another.
(2) See Use of Non-GAAP Financial Measures below for a definition.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM INTERNET PLATFORM CUSTOMERS

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019	March 31, 2019
Revenue from Internet Platform Customers	$44,702	$51,927	$47,086
Revenue excluding Internet Platform Customers	719,600	720,196	659,422
Total revenue	$764,302	$772,123	$706,508
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	(5)%	20%	6%
Revenue excluding Internet Platform Customers	9	7	6
Total revenue	8%	8%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
Revenue from Internet Platform Customers	(5)%	20%	6%
Revenue excluding Internet Platform Customers	10	8	8
Total revenue	9%	9%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019	March 31, 2019
U.S.	$428,930	$446,036	$418,200
International	335,372	326,087	288,308
Total revenue	$764,302	$772,123	$706,508
Revenue growth rates year-over-year:
U.S.	3%	3%	(1)%
International	16	17	17
Total revenue	8%	8%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
U.S.	3%	3%	(1)%
International	19	18	24
Total revenue	9%	9%	8%

(1) See Use of Non-GAAP Financial Measures below for a definition.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019	March 31, 2019
General and administrative expenses:
Payroll and related costs	$48,599	$48,984	$49,651
Stock-based compensation	13,957	12,808	12,628
Depreciation and amortization	20,465	22,167	18,373
Facilities-related costs	24,672	27,196	21,023
Provision for doubtful accounts	2,199	(414)	800
Acquisition-related costs	76	726	451
Legal settlements	—	10,000	—
License of patent	—	—	(4,403)
Professional fees and other expenses	17,393	28,459	24,312
Total general and administrative expenses	$127,361	$149,926	$122,835

General and administrative expenses–functional(1):
Global functions	$47,866	$51,416	$49,468
As a percentage of revenue	6%	7%	7%
Infrastructure	77,220	88,198	72,327
As a percentage of revenue	10%	11%	10%
Other	2,275	10,312	1,040
Total general and administrative expenses	$127,361	$149,926	$122,835
As a percentage of revenue	17%	19%	17%

Stock-based compensation:
Cost of revenue	$5,736	$5,562	$5,569
Research and development	12,065	12,742	12,057
Sales and marketing	15,735	15,766	15,051
General and administrative	13,957	12,808	12,628
Total stock-based compensation	$47,493	$46,878	$45,305

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs, provision for doubtful accounts, the license of a patent, legal settlements and transformation costs.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended
(in thousands, except end of period statistics)	March 31, 2020	December 31, 2019	March 31, 2019
Depreciation and amortization:
Network-related depreciation	$36,397	$34,186	$30,168
Capitalized internal-use software development amortization	40,769	41,501	41,257
Other depreciation and amortization	20,019	21,703	17,948
Depreciation of property and equipment	97,185	97,390	89,373
Capitalized stock-based compensation amortization	7,631	7,747	8,095
Capitalized interest expense amortization	958	953	1,138
Amortization of acquired intangible assets	10,434	9,710	9,599
Total depreciation and amortization	$116,208	$115,800	$108,205

Capital expenditures, excluding stock-based compensation and interest expense(1)(2):
Purchases of property and equipment	$84,799	$122,560	$80,335
Capitalized internal-use software development costs	50,909	50,497	49,485
Total capital expenditures, excluding stock-based compensation and interest expense	$135,708	$173,057	$129,820

End of period statistics:
Number of employees	7,742	7,724	7,462

(1) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(2) See Use of Non-GAAP Financial Measures below for a definition.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019	March 31, 2019
Income from operations	$152,330	$135,322	$134,525
GAAP operating margin	20%	18%	19%
Amortization of acquired intangible assets	10,434	9,710	9,599
Stock-based compensation	47,493	46,878	45,305
Amortization of capitalized stock-based compensation and capitalized interest expense	8,589	8,700	9,233
Restructuring charge	10,585	10,274	6,389
Acquisition-related costs	76	726	451
Legal settlements	—	10,000	—
Transformation costs	—	—	4,191
Operating adjustments	77,177	86,288	75,168
Non-GAAP income from operations	$229,507	$221,610	$209,693
Non-GAAP operating margin	30%	29%	30%

Net income	$123,146	$119,100	$107,130
Operating adjustments (from above)	77,177	86,288	75,168
Amortization of debt discount and issuance costs	15,633	15,096	11,618
Loss (gain) on investments	—	500	(690)
Loss (income) from equity method investment	622	(292)	—
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(20,445)	(19,099)	(12,304)
Non-GAAP net income	$196,133	$201,593	$180,922

GAAP net income per diluted share	$0.75	$0.73	$0.65
Amortization of acquired intangible assets	0.06	0.06	0.06
Stock-based compensation	0.29	0.29	0.27
Amortization of capitalized stock-based compensation and capitalized interest expense	0.05	0.05	0.06
Restructuring charge	0.06	0.06	0.04
Acquisition-related costs	—	—	—
Legal settlements	—	0.06	—
Transformation costs	—	—	0.03
Amortization of debt discount and issuance costs	0.10	0.09	0.07
Loss (gain) on investments	—	—	—
Loss (income) from equity method investment	—	—	—
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.12)	(0.12)	(0.07)
Non-GAAP net income per diluted share	$1.20	$1.23	$1.10

Shares used in diluted per share calculations	163,684	163,930	164,787

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019	March 31, 2019
Net income	$123,146	$119,100	$107,130
Interest income	(7,043)	(11,402)	(8,635)
Provision for income taxes	14,292	10,632	24,425
Depreciation and amortization	97,185	97,390	89,373
Amortization of capitalized stock-based compensation and capitalized interest expense	8,589	8,700	9,233
Amortization of acquired intangible assets	10,434	9,710	9,599
Stock-based compensation	47,493	46,878	45,305
Restructuring charge	10,585	10,274	6,389
Acquisition-related costs	76	726	451
Legal settlements	—	10,000	—
Transformation costs	—	—	4,191
Interest expense	17,205	16,675	12,116
Loss (gain) on investments	—	500	(690)
Loss (income) from equity method investment	622	(292)	—
Other expense, net	4,108	109	179
Adjusted EBITDA	$326,692	$319,000	$299,066
Adjusted EBITDA margin	43%	41%	42%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and charges associated with exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In August 2019, Akamai issued $1,150 million of convertible senior notes due 2027 with a coupon interest rate of 0.375%. In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. In February

2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rates of these convertible senior notes were 3.10%, 4.26% and 3.20%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations and ongoing operating performance.

•Legal settlements – Akamai has incurred losses related to the settlement of legal matters. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•Transformation costs – Akamai has incurred professional services fees associated with internal transformation programs designed to improve its operating margins and that are part of a planned program intended to significantly change the manner in which business in conducted. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events and activities giving rise to them occur infrequently and are not representative of Akamai's core business operations and ongoing operating performance.

•Income and losses from equity method investment – Akamai records income or losses on its share of earnings and losses of its equity method investment. Akamai excludes such income and losses because it lacks control over the operations of the investment and the related income and losses are not representative of its core business operations.

•Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; income and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,150 million of convertible senior notes due 2027 and 2025. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2027 and 2025, unless and until Akamai's weighted average stock price is greater than $116.18 and $95.10, respectively, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; income and losses on equity method investment; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.

Impact of Foreign Currency Exchange Rate – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected future financial performance. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; change in stock price; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.